PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EDT

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2021

•Second-quarter revenue of $571 million, increased 27% from prior year
•Second-quarter GAAP diluted EPS of $0.65, increased 30%
•Second-quarter non-GAAP diluted EPS of $0.85, increased 42%

BILLERICA, Mass., July 27, 2021 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended July 3, 2021.
Second-quarter sales were $571.4 million, an increase of 27% from the same quarter last year. Second-quarter GAAP net income was $88.8 million, or $0.65 per diluted share, which included $11.9 million of amortization of intangible assets and $0.6 million of integration costs. Non-GAAP net income was $116.7 million for the second quarter and non-GAAP earnings per diluted share was $0.85.
Bertrand Loy, Entegris’ president and chief executive officer, said: “Our excellent second quarter results were highlighted by 27 percent sales growth and record profitability and EPS. Revenue growth was strong across all three divisions, as we benefited from accelerating demand for our leading unit driven and CAPEX driven product lines. In an industry environment that continues to be very dynamic, our manufacturing and supply chain teams have performed exceptionally well and been instrumental in delivering 25% organic growth in the first half of this year.”
Mr. Loy added: “Our outlook for the full year 2021 has improved, as we benefit from an increasingly strong market environment and demand for our solution set that continues to be very good. Looking further ahead, the long-term fundamentals of the semiconductor market are very encouraging. Positive secular demand trends have become increasingly evident, the pace of node transitions for both logic and memory have quickened and device architectures are becoming much more complex. This is great news for Entegris, because the unique set of capabilities we have built around process materials and materials purity will be key enablers of these new chip architectures. And this will translate into our rapidly expanding served market and increasing Entegris content per wafer.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	July 3, 2021	June 27, 2020	April 3, 2021
Net sales	$571,352	$448,405	$512,844
Operating income	$138,889	$94,712	$113,978
Operating margin - as a % of net sales	24.3%	21.1%	22.2%
Net income	$88,770	$68,036	$84,676
Diluted earnings per common share	$0.65	$0.50	$0.62
Non-GAAP Results
Non-GAAP adjusted operating income	$151,603	$110,835	$128,036
Non-GAAP adjusted operating margin - as a % of net sales	26.5%	24.7%	25.0%
Non-GAAP net income	$116,711	$81,581	$95,513
Diluted non-GAAP earnings per common share	$0.85	$0.60	$0.70

Third-Quarter Outlook
For the third quarter ending October 2, 2021, the Company expects sales of $575 million to $590 million, net income of $104 million to $111 million and diluted earnings per common share between $0.76 and $0.81. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.84 to $0.89, reflecting net income on a non-GAAP basis in the range of $114 million to $121 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport and deliver critical liquid chemistries, wafers and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.

Second-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the second quarter on Tuesday, July 27, 2021, at 9:00 a.m. Eastern Time. Participants should dial 866-248-8441 or +1 323-289-6576, referencing confirmation code 5713272. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 5713272.

The call can also be accessed live and on-demand from the Entegris website. Go to
https://investor.entegris.com/events-and-presentations and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the second quarter will be posted on the Investor Relations section of www.entegris.com Tuesday morning before the call.

Entegris, Inc. - page 2 of 14

About Entegris
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP earnings per share, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply and labor constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information
Entegris, Inc. - page 3 of 14

described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on February 5, 2021, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	July 3, 2021	June 27, 2020	April 3, 2021
Net sales	$571,352	$448,405	$512,844
Cost of sales	305,968	241,033	277,858
Gross profit	265,384	207,372	234,986
Selling, general and administrative expenses	72,621	66,872	71,389
Engineering, research and development expenses	41,972	32,572	37,748
Amortization of intangible assets	11,902	13,216	11,871
Operating income	138,889	94,712	113,978
Interest expense, net	10,643	12,792	11,581
Other expense (income), net	23,560	(477)	4,330
Income before income tax expense	104,686	82,397	98,067
Income tax expense	15,916	14,361	13,391
Net income	$88,770	$68,036	$84,676

Basic earnings per common share:	$0.66	$0.51	$0.63
Diluted earnings per common share:	$0.65	$0.50	$0.62

Weighted average shares outstanding:
Basic	135,498	134,700	135,068
Diluted	136,533	136,007	136,502

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six months ended
	July 3, 2021	June 27, 2020
Net sales	$1,084,196	$860,732
Cost of sales	583,826	467,882
Gross profit	500,370	392,850
Selling, general and administrative expenses	144,010	125,763
Engineering, research and development expenses	79,720	62,204
Amortization of intangible assets	23,773	29,427
Operating income	252,867	175,456
Interest expense, net	22,224	23,030
Other expense, net	27,890	401
Income before income tax expense	202,753	152,025
Income tax expense	29,307	22,983
Net income	$173,446	$129,042

Basic earnings per common share:	$1.28	$0.96
Diluted earnings per common share:	$1.27	$0.95

Weighted average shares outstanding:
Basic	135,283	134,722
Diluted	136,518	136,188

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	July 3, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$401,033	$580,893
Trade accounts and notes receivable, net	309,936	264,392
Inventories, net	387,605	323,944
Deferred tax charges and refundable income taxes	22,622	21,136
Other current assets	38,040	43,892
Total current assets	1,159,236	1,234,257
Property, plant and equipment, net	563,258	525,367
Other assets:
Right-of-use assets	59,117	45,924
Goodwill	749,566	748,037
Intangible assets, net	314,496	337,632
Deferred tax assets and other noncurrent tax assets	14,994	14,519
Other	12,064	11,960
Total assets	$2,872,731	$2,917,696
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$92,969	$81,618
Accrued liabilities	146,827	177,012
Income tax payable	20,734	43,996
Total current liabilities	260,530	302,626
Long-term debt, excluding current maturities	936,382	1,085,783
Long-term lease liability	53,747	39,730
Other liabilities	106,741	110,063
Shareholders’ equity	1,515,331	1,379,494
Total liabilities and equity	$2,872,731	$2,917,696

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	July 3, 2021	June 27, 2020	July 3, 2021	June 27, 2020
Operating activities:
Net income	$88,770	$68,036	$173,446	$129,042
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	22,574	20,639	44,669	41,287
Amortization	11,902	13,216	23,773	29,427
Stock-based compensation expense	7,519	5,655	14,657	10,649
Loss on extinguishment of debt and modification	23,338	1,470	23,338	1,470
Other	(8,369)	5,862	(203)	11,425
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(26,667)	1,908	(48,231)	(42,087)
Inventories	(30,386)	(37,157)	(69,723)	(55,362)
Accounts payable and accrued liabilities	13,244	43,663	(15,347)	5,643
Income taxes payable, refundable income taxes and noncurrent taxes payable	(22,854)	4,637	(26,442)	4,412
Other	2,784	2,092	15,033	5,518
Net cash provided by operating activities	81,855	130,021	134,970	141,424
Investing activities:
Acquisition of property and equipment	(41,771)	(24,288)	(85,101)	(46,873)
Acquisition of business, net of cash acquired	(2,250)	(15)	(2,250)	(75,645)
Other	18	206	90	211
Net cash used in investing activities	(44,003)	(24,097)	(87,261)	(122,307)
Financing activities:
Proceeds from revolving credit facility and long-term debt	451,000	400,000	451,000	617,000
Payments of revolving credit facility and long-term debt	(601,000)	(293,000)	(601,000)	(368,000)
Payments for debt extinguishment costs	(19,080)	—	(19,080)	—
Payments for dividends	(10,889)	(10,805)	(21,797)	(21,652)
Issuance of common stock	15,245	1,198	16,817	1,749
Taxes paid related to net share settlement of equity awards	(55)	(1,280)	(15,093)	(12,720)
Repurchase and retirement of common stock	(15,000)	—	(30,000)	(29,564)
Deferred acquisition payments	—	—	—	(16,125)
Other	(4,800)	(3,965)	(4,801)	(6,855)
Net cash (used in) provided by financing activities	(184,579)	92,148	(223,954)	163,833
Effect of exchange rate changes on cash and cash equivalents	(760)	(482)	(3,615)	(2,194)
Decrease (increase) in cash and cash equivalents	(147,487)	197,590	(179,860)	180,756
Cash and cash equivalents at beginning of period	548,520	335,077	580,893	351,911
Cash and cash equivalents at end of period	$401,033	$532,667	$401,033	$532,667

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Net sales	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Specialty Chemicals and Engineered Materials	$180,366	$146,213	$166,541	$346,907	$290,427
Microcontamination Control	227,521	183,758	207,099	434,620	343,019
Advanced Materials Handling	172,502	126,434	148,541	321,043	242,571
Inter-segment elimination	(9,037)	(8,000)	(9,337)	(18,374)	(15,285)
Total net sales	$571,352	$448,405	$512,844	$1,084,196	$860,732

	Three months ended			Six months ended
Segment profit	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Specialty Chemicals and Engineered Materials	$44,945	$32,938	$34,556	$79,501	$65,608
Microcontamination Control	78,132	62,137	70,566	148,698	112,304
Advanced Materials Handling	42,093	22,809	32,095	74,188	43,441
Total segment profit	165,170	117,884	137,217	302,387	221,353
Amortization of intangibles	11,902	13,216	11,871	23,773	29,427
Unallocated expenses	14,379	9,956	11,368	25,747	16,470
Total operating income	$138,889	$94,712	$113,978	$252,867	$175,456

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Net sales	$571,352	$448,405	$512,844	$1,084,196	$860,732
Gross profit-GAAP	$265,384	$207,372	$234,986	$500,370	$392,850
Adjustments to gross profit:
Integration costs	—	(1,557)	—	—	(1,557)
Severance and restructuring costs	—	465	—	—	465
Charge for fair value mark-up of acquired inventory sold	—	—	—	—	361
Adjusted gross profit	$265,384	$206,280	$234,986	$500,370	$392,119

Gross margin - as a % of net sales	46.4%	46.2%	45.8%	46.2%	45.6%
Adjusted gross margin - as a % of net sales	46.4%	46.0%	45.8%	46.2%	45.6%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Segment profit-GAAP	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Specialty Chemicals and Engineered Materials (SCEM)	$44,945	$32,938	$34,556	$79,501	$65,608
Microcontamination Control (MC)	78,132	62,137	70,566	148,698	112,304
Advanced Materials Handling (AMH)	42,093	22,809	32,095	74,188	43,441
Total segment profit	165,170	117,884	137,217	302,387	221,353
Amortization of intangible assets	11,902	13,216	11,871	23,773	29,427
Unallocated expenses	14,379	9,956	11,368	25,747	16,470
Total operating income	$138,889	$94,712	$113,978	$252,867	$175,456

	Three months ended			Six months ended
Adjusted segment profit	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
SCEM segment profit	$44,945	$32,938	$34,556	$79,501	$65,608
Integration costs	—	(1,557)	—	—	(1,557)
Severance and restructuring costs	51	455	47	98	629
Charge for fair value write-up of acquired inventory sold	—	—	—	—	235
SCEM adjusted segment profit	$44,996	$31,836	$34,603	$79,599	$64,915

MC segment profit	$78,132	$62,137	$70,566	$148,698	$112,304
Severance and restructuring costs	55	494	51	106	684
Charge for fair value write-up of acquired inventory sold	—	—	—	—	126
MC adjusted segment profit	$78,187	$62,631	$70,617	$148,804	$113,114

AMH segment profit	$42,093	$22,809	$32,095	$74,188	$43,441
Severance and restructuring costs	38	814	37	75	949
AMH adjusted segment profit	$42,131	$23,623	$32,132	$74,263	$44,390

Unallocated general and administrative expenses	$14,379	$9,956	$11,368	$25,747	$16,470
Unallocated deal and integration costs	(632)	(2,415)	(2,044)	(2,676)	(3,894)
Unallocated severance and restructuring costs	(36)	(286)	(8)	(44)	(630)
Adjusted unallocated general and administrative expenses	$13,711	$7,255	$9,316	$23,027	$11,946

Total adjusted segment profit	$165,314	$118,090	$137,352	$302,666	$222,419
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	13,711	7,255	9,316	23,027	11,946
Total adjusted operating income	$151,603	$110,835	$128,036	$279,639	$210,473

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Net sales	$571,352	$448,405	$512,844	$1,084,196	$860,732
Net income	$88,770	$68,036	$84,676	$173,446	$129,042
Net income - as a % of net sales	15.5%	15.2%	16.5%	16.0%	15.0%
Adjustments to net income:
Income tax expense	15,916	14,361	13,391	29,307	22,983
Interest expense, net	10,643	12,792	11,581	22,224	23,030
Other expense (income), net	23,560	(477)	4,330	27,890	401
GAAP - Operating income	138,889	94,712	113,978	252,867	175,456
Operating margin - as a % of net sales	24.3%	21.1%	22.2%	23.3%	20.4%
Charge for fair value write-up of acquired inventory sold	—	—	—	—	361
Deal and transaction costs	—	503	—	—	1,934
Integration costs	632	355	2,044	2,676	403
Severance and restructuring costs	180	2,049	143	323	2,892
Amortization of intangible assets	11,902	13,216	11,871	23,773	29,427
Adjusted operating income	151,603	110,835	128,036	279,639	210,473
Adjusted operating margin - as a % of net sales	26.5%	24.7%	25.0%	25.8%	24.5%
Depreciation	22,574	20,639	22,095	44,669	41,287
Adjusted EBITDA	$174,177	$131,474	$150,131	$324,308	$251,760
Adjusted EBITDA - as a % of net sales	30.5%	29.3%	29.3%	29.9%	29.2%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Six months ended
	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
GAAP net income	$88,770	$68,036	$84,676	$173,446	$129,042
Adjustments to net income:
Charge for fair value write-up of inventory acquired	—	—	—	—	361
Deal and transaction costs	—	503	—	—	1,934
Integration costs	632	355	2,044	2,676	403
Severance and restructuring costs	180	2,049	143	323	2,892
Loss on extinguishment of debt and modification	23,338	1,470	—	23,338	1,470
Amortization of intangible assets	11,902	13,216	11,871	23,773	29,427
Tax effect of adjustments to net income and discrete items[1]	(8,111)	(4,048)	(3,221)	(11,332)	(8,377)
Non-GAAP net income	$116,711	$81,581	$95,513	$212,224	$157,152

Diluted earnings per common share	$0.65	$0.50	$0.62	$1.27	$0.95
Effect of adjustments to net income	$0.20	$0.10	$0.08	$0.28	$0.21
Diluted non-GAAP earnings per common share	$0.85	$0.60	$0.70	$1.55	$1.15
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Third-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	October 2, 2021
GAAP net income	$104 - $111
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	11
Income tax effect	(3)
Non-GAAP net income	$114 - $121

Third-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	October 2, 2021
Diluted earnings per common share	$0.76 - $0.81
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.09
Income tax effect	(0.02)
Diluted non-GAAP earnings per common share	$0.84 - $0.89

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Entegris, Inc. - page 14 of 14